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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                  July 19, 2005

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                                 Puda Coal, Inc.
               (Exact name of registrant as specified in charter)

                                     Florida
         (State or other Jurisdiction of Incorporation or Organization)

        333-85306                                          65-1129912
(Commission File Number)                       (IRS Employer Identification No.)

                           426 Xuefu Street, Taiyuan,
                             Shanxi Province, China
                         (Address of Principal Executive
                             Offices and zip code)

                                 86 351 2281300
                             (Registrant's telephone
                          number, including area code)

                              Purezza Group, Inc.
                       936A Beachland Boulevard, Suite 13
                              Vero Beach, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Purezza Group, Inc. (the "Company") to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01 Changes in Registrant's Certifying Accountant.

      (a) On July 19, 2005, Puda Coal, Inc., formerly called Purezza Group, Inc. (the "Company") dismissed Durland & Company, CPA's, P.A. ("Durland") as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

      The report of Durland on the Company's financial statements for its fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion nor was qualified or modified as to any uncertainty, audit scope or accounting principles. During the Company's fiscal year ended December 31, 2004 and 2003 and the subsequent interim periods preceding the termination, there were no disagreements with Durland on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Durland would have caused Durland to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

      The Company requested that Durland furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of a new letter furnished by Durland in response to that request, dated August 10, 2005, is filed as Exhibit 16.1 to this Form 8-K/A.

      (b) Effective July 19, 2005, Moore Stephens was engaged as the Company's new independent registered accounting firm. During the two most recent fiscal years and the interim period preceding the engagement of Moore Stephens, the Company had not consulted with Moore Stephens regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B;.

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            The Company did not consult with Moore Stephens regarding the application of accounting principles to any specific completed or contemplated transaction , or the type of audit opinion that might be provided on its financial statements, nor was there any written or oral advice provided that was an important factor considered by the Company in reaching a decision on any accounting , auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements of business acquired. None.

      (b) Pro forma financial information. None

      (c) Exhibits.

Exhibit Number          Description
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   16.1                 Letter from Durland & Company, CPA's, P.A. dated August
                        10, 2005 regarding change in certifying accountant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Purezza Group, Inc.
                                        (Registrant)


Date: August 10, 2005                   By: /s/ Zhao Ming
                                            ------------------------------------
                                            Zhao Ming, Chief Executive Officer
                                             and President

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                                  EXHIBIT INDEX

Exhibit Number          Description
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   16.1                 Letter from Durland & Company, CPAs, and P.A. dated
                        August 10, 2005 regarding change in certifying accountant.